SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.  20549

                                     FORM 8-K

                                  CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934


Date of Report (date of earliest event reported):           October 27, 1997


FINANCIAL ASSET SECURITIES CORP. (as depositor)

FINANCIAL ASSET SECURITIES CORP.
              (Exact name of registrant as specified in its charter)

              Delaware                333-29381            06-1442101
(State or Other Jurisdiction         (Commission           (I.R.S. Employer
of Incorporation)                     File Number)         Identification No.)

600 Steamboat Road
Greenwich, Connecticut                                      06830
(Address of Principal Executive Offices)                   (Zip Code)

Registrant's telephone number, including area code:         (203) 625-2700

Item 5.        Other Events

               On behalf of Mego Mortgage Home Loan Owner
               Trust 1997-4, a Trust created pursuant to the Sale and Servicing Agreement, dated August 16, 1997, by U.S. Bank National Association, as trustee for the Trust, the Trustee has caused to be filed with the Commission, the Monthly
               Report dated October 27, 1997.  The Monthly
               Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly Report will occur subsequent to each monthly distribution to the holders of the Certificates, Due September 25, 2023.

               A.     Monthly Report Information:
                      Aggregate distribution information for the current distribution date October 27, 1997.

                      Principal      Interest       Ending Balance

        Cede & Co     $728,871.21    $420,676.56    $72,381,060.58

               B.     Have any deficiencies occurred?   NO.
                              Date:
                              Amount:

               C.     Item 1: Legal Proceedings:           NONE

               D.     Item 2: Changes in Securities:       NONE

               E.     Item 4: Submission of Matters to a Vote of
                      Certificatholders:  NONE

               F. Item 5: Other Information - Form 10-Q, Part II - Items 1,2,4,5 if applicable: NOT APPLICABLE



Item 7. Monthly Statements and Exhibits

         Exhibit No.

               1.     Monthly Distribution Report dated October 27, 1997.


             MEGO MORTGAGE HOME LOAN OWNER TRUST 1997-4
                HOME LOAN ASSET-BACKED NOTES, SERIES 1997-4
         HOME LOAN ASSET-BACKED CERTIFICATES, SERIES 1997-4

                   DISTRIBUTION STATEMENT
Distribution Date:   27-Oct-97

     Beginning                                           Ending
     Certificate   Principal   Interest    Total         Certificate
ClassBalance       DistributionDistributionDistribution  Balance

A-1    23389669.79   728871.21   120846.63     849717.84  22660798.58
A-2    18000000.00        0.00   101550.00     101550.00  18000000.00
A-3     4150000.00        0.00    24312.08      24312.08   4150000.00
A-4     7957000.00        0.00    49001.86      49001.86   7957000.00
M-1     9715000.00        0.00    60718.75      60718.75   9715000.00
M-2     5315000.00        0.00    33883.13      33883.13   5315000.00
B       4583262.00        0.00    30364.11      30364.11   4583262.00

Total  73109931.79   728871.21   420676.56    1149547.77  72381060.58

           AMOUNTS PER $1,000 UNIT                       PASS THROUGH

                                           Ending        Current
     Principal     Interest    Total       Certificate   Pass-Through
ClassDistribution  DistributionDistributionBalance       Interest Rate
A-1    30.88437331  5.12061992 36.00499322   960.2033297       5.8125%
A-2     0.00000000  5.64166667  5.64166667  1000.0000000       6.7700%
A-3     0.00000000  5.85833253  5.85833253  1000.0000000       7.0300%
A-4     0.00000000  6.15833354  6.15833354  1000.0000000       7.3900%
M-1     0.00000000  6.25000000  6.25000000  1000.0000000       7.5000%
M-2     0.00000000  6.37500094  6.37500094  1000.0000000       7.6500%
B       0.00000000  6.62499984  6.62499984  1000.0000000       7.9500%

                   Statement to Securityholders
          Sale and Servicing Agreement Dated August 15, 1997

i)   Collected Amount                                      1217496.58

ii)  Beginning Pool Principal Balance                     73262820.08
      Principal Collections on Non-Defaulted Loans          368998.88
      Principal Balance of Defaulted Loans                       0.00
      Ending Pool Principal Balance                       72893821.20


iii)  Class Factors                        Beginning     Ending
                               Class A-1      0.99108770   0.96020333
                               Class A-2      1.00000000   1.00000000
                               Class A-3      1.00000000   1.00000000
                               Class A-4      1.00000000   1.00000000
                               Class M-1      1.00000000   1.00000000
                               Class M-2      1.00000000   1.00000000
                               Class B        1.00000000   1.00000000

iv)  Interest from Mortgagors / Master Servicer             848497.70
      Interest from Purchased Loans                              0.00
      Interest from Defaulted Mortgage Loans                     0.00
                                                            848497.70


   Principal Collections (Regular Installments)             114246.54
   Principal Collections (Curtailments and Paid in Fulls)   254752.34
   Substitution Adjustment                                       0.00
   Principal from Defaulted Mortgage Loans                       0.00
                                                            368998.88

Total Payments                                             1217496.58


v)  Optimal Principal Balances:
          Senior                                                 0.00
          Class M-1                                              0.00
          Class M-2                                              0.00
          Class B                                                0.00

vi)  Amounts distributed to the Residual Instrument              0.00

vii)  Servicer Fee                                           61052.35
        Indenture Trustee Fee                                 1678.94
        Owner Trustee Fee                                      333.33
        Master Servicer Fee                                   4884.19
        Reimbursements to the Master Servicer                    0.00

viii)  LIBOR Information:                  Current       Next
                                 Original  Period        Period
Class A-1 Note Interest Rate       5.75000%      5.81250%     5.81250%
One-Month LIBOR                    5.62500%      5.68750%     5.68750%


ix)    Overcollateralization Amount                         512760.62
         Overcollateralization Deficiency Amount (before) 5346131.37 Overcollateralization Deficiency Amount (after) 4986259.04
         Overcollateralization Target Amount               5499019.66
         Net Loan Losses                                         0.00
         Cumulative Net Loan Losses                              0.00
         Allocable Loss Amount                                   0.00
         Excess Spread                                      359872.33


x)  Weighted Average Home Loan Interest Rate of the Home Loans
                                           Beginning     Ending
                                                  13.899%      13.904%


xi)  Performance information in Servicer's Monthly Remittance Report
     61+ Day Delinquency Amount                                  0.00
     61+ Day Delinquency Percentage (Rolling Six Month)         0.000%
     Net Delinquency Calculation Amount                          0.00


                                    SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                      U. S. BANK NATIONAL ASSOCIATION

                                     /s/ Mark LeMay
                                     Mark LeMay
                                     Vice President

Dated:         October 31, 1997